UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

 of the Securities Exchange Act of 1934

October 21, 2025

Date of Report (Date of Earliest Event Reported)

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

Spin-off of Par Health

On October 21, 2025, the Board of Directors (the “Board”) of Mallinckrodt plc (the “Company” or “Mallinckrodt”) approved resolutions authorizing, in principle, the previously announced plan to spin off (the “Spin-off”) the Company’s generic pharmaceuticals, active pharmaceutical ingredients (APIs) and sterile injectables businesses to the Company’s shareholders. At the time of the Spin-off, such businesses will be held by Par Health, Inc. (“Par Health”), a Delaware corporation and a wholly owned subsidiary of Mallinckrodt. Par Health will operate as an independent company following the Spin-off and its shares will not be listed on a securities exchange.

The Spin-off remains subject to the satisfaction of certain conditions, including, among others, the publication of an information statement (the “Information Statement”) regarding the Spin-off and final approval by the Board. The Information Statement is expected to be furnished with the U.S. Securities and Exchange Commission in the coming days. The Board retains the authority to modify the terms of, or to abandon, the Spin-off at any time and for any reason until it has been consummated, including by accelerating or delaying the timing of the consummation of all or part of the Intended Redemption (as defined below).

If approved, the Spin-off will be implemented by way of a redemption (the “Intended Redemption”) of all of Mallinckrodt’s issued and outstanding preferred shares, par value $0.001 per share (the “Mallinckrodt Preferred Shares”), comprising 1,796,196,578,472 Mallinckrodt Preferred Shares, upon which the Mallinckrodt Preferred Shares will automatically be cancelled and will no longer be outstanding. At the closing of the Intended Redemption, the Mallinckrodt Preferred Shares will be redeemed in exchange for the following, subject to compliance with the Certification Procedures (as defined below) and the terms of the Intended Redemption (the “Redemption Consideration”):

•	in the case of Qualified Shareholders (as defined below), the right to receive a certain number of shares of common stock, par value $0.01 per share, of Par Health (the “Par Health Common Stock”), for each Mallinckrodt Preferred Share; or

•	in the case of Non-Qualified Shareholders (as defined below), the right to receive a certain amount of cash for each Mallinckrodt Preferred Share that the Board determines is equal in value to the Par Health Common Stock allocated to Qualified Shareholders for each Mallinckrodt Preferred Share.

As is described in the Notice of Intention to Redeem (as defined below):

•	a “Qualified Shareholder” is a holder of Mallinckrodt Preferred Shares as of the Record Date (as defined below), as reflected in the Mallinckrodt Register of Members (each, a “Record Holder”) (and/or beneficial holders identified by a Record Holder that is a broker, bank or similar organization as the beneficial holders of Mallinckrodt Preferred Shares held by such Record Holder in such capacity on the Record Date (each, a “Street Name Holder”)) that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) (a “Qualified Institutional Buyer”), an institutional accredited investor (an “accredited investor” as defined in clauses (1), (2), (3), (7), (8), (9), (12) and (13) of Rule 501(a) under the Securities Act) (an “Institutional Accredited Investor”) or a director or officer of the Company or Par Health as of the Intended Redemption who is also an accredited investor (as defined in Rule 501(a) under the Securities Act); and

•	a “Non-Qualified Shareholder” is Record Holder or Street Name Holder as of the Record Date that has complied with the Certification Procedures and that has returned a Certification Form, duly, truthfully and accurately completed and validly executed in accordance with the instructions thereto, certifying (among other things) that such Record Holder or Street Name Holder (as the case may be) is not a Qualified Shareholder.

The record date for determining the holders of the Mallinckrodt Preferred Shares entitled to the Redemption Consideration will be 5:30 p.m. (Eastern Time in the United States) on October 27, 2025 (the “Record Date”).

As will be described in greater detail in the Information Statement, one hundred percent (100%) of the Par Health Common Stock will be allocated to Qualified Shareholders in connection with the Spin-off. As a result, the ownership of Par Health following the Spin-off will depend on the outcome of the Certification Procedures. Depending on the number of Mallinckrodt Preferred Shares held by Qualified Shareholders relative to the number of Mallinckrodt Preferred Shares held by Non-Qualified Shareholders (or shareholders who do not return the Certification Forms in accordance with the Certification Procedures within one year following the Spin-off), individual Qualified Shareholders may hold a greater percentage of the issued and outstanding Par Health Common Stock relative to their current ownership of Mallinckrodt Preferred Shares. Similarly, the amount of cash allocated to Non-Qualified Shareholders in exchange for each Mallinckrodt Preferred Share will increase with the concentration of Par Health ownership to provide such Non-Qualified Shareholders with equal value per share (as determined by the Board), as described above.

The Par Health Common Stock to be allocated in connection with the Spin-off has not been and will not be registered under the Securities Act or the Securities Exchange Act of 1934, as amended.

Notice of Intention to Redeem

On October 24, 2025, the Company issued a notice of intention to redeem (the “Notice of Intention to Redeem”), reflecting its non-binding intention to acquire, by way of the Intended Redemption, all of the issued and outstanding Mallinckrodt Preferred Shares. The proposed terms of the Intended Redemption are set out in greater detail in the Notice of Intention to Redeem.

Subject to the approval of the Board, the date of consummation of the Intended Redemption (the “Redemption Date”) will be November 10, 2025, or such other date as may be determined by the Board in its sole and absolute discretion in accordance with the Company’s articles of association and the terms of the Mallinckrodt Preferred Shares adopted pursuant to the approval by the Board on September 10, 2025. The Company is not obligated to proceed with the Intended Redemption and the Board may abandon the Intended Redemption at any time prior to the Redemption Date. If the Company is to proceed with the Intended Redemption on the Redemption Date, a notice of redemption will be sent to all holders of Mallinckrodt Preferred Shares effecting the Intended Redemption (the “Redemption Notice”). The Intended Redemption will be conditional on the issuance of the Redemption Notice and subject always to the terms of the Redemption Notice.

This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Intended Redemption set out in further detail in the Notice of Intention to Redeem, a copy of which will be included in the Information Statement and is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Certification Procedures Required for Shareholders to Receive Par Health Common Stock or Cash

As will be described in greater detail in the Information Statement, eligible shareholders must, among other things, properly and timely complete the following documents (the “Certification Procedures”) to receive the Redemption Consideration:

•	Certification Form: A certification form (a “Certification Form”) to be made available by the Redemption Agent (as defined below) that requires each Record Holder (and/or Street Name Holder, where applicable) to certify, among other things, whether such person is a Qualified Shareholder or a Non-Qualified Shareholder; and

•	Tax Form: Such other documents as may reasonably be required by the Company, on the one hand, or Computershare, Inc. or Computershare Trust Company, N.A., the Company’s certification and redemption agent (the “Redemption Agent”), on the other hand, including a validly executed appropriate Internal Revenue Service (“IRS”) Form W-8 or IRS Form W-9, as applicable, and any other documentation and attachments as may be required to establish that any payment made to such Qualified Shareholder or Non-Qualified Shareholder (and any Record Holder that is a bank, brokerage firm or similar organization receiving such payment for the benefit of such Qualified Shareholder or Non-Qualified Shareholder, if applicable) is not subject to U.S. backup withholding tax.

The Company will begin accepting Certification Forms following the publication of the Information Statement. Certification Forms will be available electronically through an online portal (the “Certification Portal”) maintained by the Redemption Agent. Record Holders will have direct access to the Certification Portal through a hyperlink provided in the Information Statement, and will also have the option to return a paper Certification Form upon request. The Company is providing a sample Certification Form on this Current Report on Form 8-K in order to facilitate the prompt completion of the Certification Procedures once the Company begins accepting Certification Forms. Street Name Holders may only access the Certification Portal through a unique hyperlink provided by their bank, brokerage firm or similar organization. Street Name Holders should immediately contact their bank, brokerage firm or similar organization to ensure they are able to obtain access to the Certification Portal.

A shareholder’s entitlement to the Redemption Consideration in the Intended Redemption will lapse and expire if such shareholder does not accurately and timely return a Certification Form, in accordance with the instructions set forth in the Information Statement, and otherwise comply with the Certification Procedures within one year following the Spin-off. For the avoidance of doubt, the Certification Form is not an “election” form and shareholders do not have a choice between the right to receive Par Health Common Stock or cash in the Intended Redemption. Whether the Certification Procedures have been complied with in any specific case or generally will be determined by Mallinckrodt in its sole and absolute discretion. Mallinckrodt or the Redemption Agent may reject, question or modify any Certification Form for any reason.

SHAREHOLDERS ARE URGED TO COMPLETE THEIR CERTIFICATION FORMS AS SOON AS POSSIBLE FOLLOWING PUBLICATION OF THE INFORMATION STATEMENT. IF MALLINCKRODT HAS NOT RECEIVED VALID CERTIFICATION FORMS FROM QUALIFIED SHAREHOLDERS (OR PERSONS THAT ARE EXPECTED TO BE QUALIFIED SHAREHOLDERS UPON THE SATISFACTION OF THE REMAINING CERTIFICATION PROCEDURES OTHER THAN THE RETURN OF A CERTIFICATION FORM) HOLDING AT LEAST A SPECIFIED PERCENTAGE (EXPECTED TO BE APPROXIMATELY 75%) (OR SUCH GREATER OR LESSER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD IN ITS SOLE AND ABSOLUTE DISCRETION) OF MALLINCKRODT PREFERRED SHARES OUTSTANDING ON THE RECORD DATE BY 5:30 P.M. (EASTERN TIME IN THE UNITED STATES) ON NOVEMBER 7, 2025 (OR SUCH OTHER DATE AS MAY BE DETERMINED BY THE BOARD IN ITS SOLE AND ABSOLUTE DISCRETION), THE BOARD MAY DETERMINE NOT TO PROCEED WITH THE SPIN-OFF.

Only Record Holders and Street Name Holders as of the Record Date (i.e., October 27, 2025) that properly comply with the Certification Procedures (as described above) will be eligible to receive the Par Health Common Stock or cash, as applicable. Shareholders may transfer Par Health Common Stock following the closing of the Intended Redemption, subject to compliance with applicable securities laws and the transfer limitations set forth in Par Health’s organizational documents. Note that Par Health’s organizational documents will only permit transfers of Par Health Common Stock to a Qualified Institutional Buyer, Institutional Accredited Investor or director or officer of Par Health who also is an accredited investor.

Closing of the Mallinckrodt Register of Members

In accordance with section 174 of The Companies Act 2014 of Ireland, as amended, the Board closed the Mallinckrodt Register of Members with effect from 5:00 p.m. (Eastern Time in the United States) on October 23, 2025 until the earlier of (i) 5:00 p.m. (Eastern Time in the United States) on November 22, 2025 or (ii) such earlier date as may be notified by the Company. Mallinckrodt published notice of the closing of the Mallinckrodt Register of Members in the Irish Times and the Wall Street Journal on October 22, 2025. Transfers of shares in the capital of the Company will not be registered while the Mallinckrodt Register of Members is closed regardless of when any such transfer may have occurred.

This summary of the Spin-off, the Intended Redemption and the Certification Procedures does not purport to be complete. The Spin-off, the Intended Redemption and the Certification Procedures will be outlined in greater detail in the Information Statement.

Questions and Assistance

Mallinckrodt shareholders with questions are directed to contact the appropriate resource below.

•	For assistance with the Certification Procedures (including completion of the Certification Form), shareholders should contact Mallinckrodt’s shareholder liaison, Innisfree M&A Incorporated, at (888) 750-9498. Innisfree will advise all Street Name Holders to contact their bank, broker or similar organization immediately to ensure they are able to obtain access to the Certification Portal.

•	For assistance with share transfer procedures, verifying holdings of Mallinckrodt Preferred Shares in Computershare US and other inquiries, shareholders should contact Mallinckrodt’s information agent, Georgeson, at (866) 585-7241 (toll free), (310) 853-6676 (outside the U.S.) or MallExchange@Georgeson.com. Only Record Holders have an account with Computershare US. Street Name Holders should contact their bank, broker or similar organization for assistance.

•	For Computershare US account assistance, shareholders should contact Computershare US at (866) 644-4127 (toll free) or (781) 575-2906 (outside the U.S. or Canada). Only Record Holders have an account with Computershare US. Street Name Holders should contact their bank, broker or similar organization for assistance.

•	For other inquiries, shareholders should contact Mallinckrodt’s Corporate Secretary’s Office at corporate.secretary@mnk.com.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
99.1	Sample Certification Form.
99.2	Notice of Intention to Redeem, dated October 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Information Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the expected benefits and synergies of the business combination with Endo, Inc. (“Business Combination”) may not be fully realized in a timely manner, or at all; risks related to Mallinckrodt’s increased indebtedness as a result of the Business Combination and significant transaction costs related to the Business Combination; uncertainties related to a future separation of the combined generics pharmaceuticals businesses and sterile injectables business including the risk that the separation may not occur on a timely basis or at all; potential changes in Mallinckrodt’s business strategy and performance; exposure to global economic conditions and market uncertainty; the exercise of contingent value rights by the Opioid Master Disbursement Trust II; governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt's suppliers, customers, employees and other third parties following the emergence from the 2023 bankruptcy proceedings (“2023 Bankruptcy Proceedings”); scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers' or other payers' reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by Mallinckrodt’s approved and investigational products, which could limit their commercial profile or result in other negative consequences; Mallinckrodt’s and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including Acthar Gel (repository corticotropin injection) SelfJect, the INOmax Evolve DS delivery system, and XIAFLEX; Mallinckrodt’s ability to successfully identify or discover additional products or product candidates; Mallinckrodt's ability to navigate price fluctuations and pressures, including the ability to achieve anticipated benefits of price increases of its products; competition; Mallinckrodt's and its partners’ ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental laws and related liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; Mallinckrodt’s significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing Mallinckrodt’s indebtedness and settlement obligation on Mallinckrodt’s operations, future financings and use of proceeds; Mallinckrodt’s variable rate indebtedness; Mallinckrodt’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; the impact on the holders of Mallinckrodt’s ordinary shares if Mallinckrodt were to cease to be a reporting company in the United States; the comparability of Mallinckrodt's post-emergence financial results and the projections filed with the U.S. Bankruptcy Court for the District of Delaware and the lack of comparability of Mallinckrodt’s historical financial statements and information contained in its financial statements after the adoption of fresh-start accounting following emergence from the 2023 Bankruptcy Proceedings.

The Information Statement will describe additional risks in connection with the transaction. While the list of factors presented here, and the list of factors to be presented in the Information Statement, are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Mallinckrodt’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and other filings with the United States Securities and Exchange Commission (“SEC”), which are available from the SEC’s website (www.sec.gov) and Mallinckrodt’s website (www.mallinckrodt.com). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

Date: October 24, 2025	By:	/s/ Mark Tyndall
	Name:	Mark Tyndall
	Title:	Executive Vice President and Chief Legal Officer & Corporate Secretary